UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2009

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

 Item 1.01      Entry into a Material Definitive Agreement.

On July 13, 2009, Premier Power Renewable Energy, Inc., a Delaware corporation (the “Registrant”) entered into a loan agreement (the “Loan Agreement”) in the form attached hereto as Exhibit 10.1 with Umpqua Bank, an Oregon corporation  (the “Lender”) for a line of credit of up to $12 million, maturing on July 13, 2011 (the “Maturity Date”).  The Loan Agreement provides for an initial line of credit of $7 million (“Initial LOC”), provided, however, that the Registrant may request no more than twice prior to the Maturity Date that the line of credit be increased to an amount not to exceed $12 million (“$12 Million LOC”) in the event the Registrant acquires another subsidiary and requires additional working capital for such subsidiary.  The actual maximum amount loaned under the line of credit shall not at any time exceed the lesser of the $12 Million LOC or the Registrant’s borrowing base, which borrowing base is dependent on the amounts of the Registrant’s eligible accounts receivables and inventory as defined in the Loan Agreement.  Pursuant to the Loan Agreement, the Registrant issued to Lender a promissory note (the "Note") in the form attached hereto as Exhibit 10.2 evidencing the revolving line of credit with an aggregate principle value of up to $7 million, plus interest on the unpaid principal balance at an interest rate equal to prime rate as set forth in the Wall Street Journal, provided, however, that the interest rate will not be less than five percent (5%) per annum (the “Interest Rate”).  Interest on the Note commences accruing on July 13, 2009 and is payable in arrears commencing on August 1, 2009 and on the first day of each month thereafter. The Registrant may prepay all or any portion of the amounts owed under the line of credit earlier than it is due at any time without penalty except that the Lender shall be entitled to a minimum interest charge of $250.00.  In the event an increase of the line of credit is requested by the Registrant and granted by the Lender, the Registrant and the Lender will enter into a modification of the existing Note and Loan Agreement in the form attached hereto as Exhibit 10.3 (the “Modification Agreement”) and will amend existing and/or execute additional agreements in connection with the securing the indebtedness under the line of credit as set forth in the Loan Agreement to reflect the increased line of credit.   Under the Loan Agreement, the Registrant may request the Lender to issue letters of credit for the Registrant that in the aggregate may not exceed $5 million.  The Registrant must pay all fees and costs incurred by the Bank in issuing the letters of credit including a fee of one and one-half percent (1.50%) per annum of the average aggregate face amount of all letters of credit outstanding.  In the event of default under the terms of the Loan Agreement, the Lender: (i) may exercise all available rights and remedies at law, in equity, or in any of the loan documents, (ii) may, without further notice, declare the entire indebtedness, including any prepayment penalty which Registrant may be required to pay, immediately due and payable, (iii) may, without any further notice, terminate any obligation it has under the Loan Agreement to make any further advances under the line of credit or to issue letters of credit; and (iv) may increase the interest rate under the Note to the Interest Rate plus and additional five percent (5.0%) per annum.

The line of credit was secured by the assets of the (i) Registrant, (ii) Premier Power Renewable Energy, Inc., a California corporation and wholly owned subsidiary of the Registrant (“Premier Power California”), (iii) Bright Future Technologies, LLC, a Nevada limited liability company and wholly owned subsidiary of Premier Power California (“Bright Future”), and (iv) Premier Power Sociedad Limitada, a limited liability company formed in Spain and wholly owned subsidiary of Premier Power California (“Premier Power Spain”) (such assets hereinafter the “Collateral”) pursuant to Commercial Security Agreements (the “Security Agreements”) and riders to such Security Agreements (the “Riders”) in the forms attached hereto as Exhibits 10. 4 through 10.10 entered into by the Lender with each of the Registrant, Premier Power California, Bright Future, and Premier Power Spain on July 13, 2009.  Pursuant to the Loan Agreement, the Registrant also executed an Agreement to Provide Insurance in the form attached hereto as Exhibit 10.11 under which the Registrant agreed to obtain insurance for the collateral securing the line of credit, and it also executed a Disbursement Request and Authorization in the form attached hereto as Exhibit 10.12 (“Disbursement Request”) under which the Registrant requested that the proceeds under the line of credit to be disbursed pursuant to the terms of the Loan Agreement.  In addition, the Loan Agreement requires the Registrant have the landlords of its leased company facilities execute a Landlord Release and Waiver substantially in the forms attached hereto as Exhibits 10.13 through 10.15 (collectively, the “Landlord Releases”) under which the landlords shall each consent to the Lender’s security interest in the Collateral and agree that any claims that the landlords may have in the Collateral shall be subject to and subordinate to the Lender’s existing or future security interest in the Collateral and subject to the rights granted to the Lender by the landlords under the Landlord Release.

            The foregoing summary descriptions of the Loan Agreement, the Note, the Modification Agreement, the Security Agreements (including Riders), the Agreement to Provide Insurance, Disbursement Request and the Landlord Releases do not purport to be complete and are qualified in their entirety by reference to full text of the aforementioned documents contained in Exhibits 10.1 through 10.15, which are incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)              Exhibits

Exhibit Number	Description

10.1	Loan Agreement (Asset Based) between Umpqua Bank and Premier Power Renewable Energy, Inc., dated July 13, 2009
10.2	Promissory Note (Line of Credit Note) between Umpqua Bank and Premier Power Renewable Energy, Inc., dated July 13, 2009
10.3	Form of Modification to Promissory Note (Line of Credit Note) and Loan Agreement between Umpqua Bank and Premier Power Renewable Energy, Inc.
10.4	Commercial Security Agreement between Umpqua Bank and Premier Power Renewable Energy, Inc., dated July 13, 2009
10.5	Commercial Security Agreement (Premier Power California) between Umpqua Bank and Premier Power Renewable Energy, Inc., dated July 13, 2009
10.6	Rider to Security Agreement Executed by Non-Borrower Grantor (Premier Power California) between Umpqua Bank and Premier Power Renewable Energy, Inc., dated July 13, 2009
10.7	Commercial Security Agreement (Bright Futures Technologies, LLC) between Umpqua Bank and Bright Futures Technologies, LLC, dated July 13, 2009
10.8	Rider to Security Agreement Executed by Non-Borrower Grantor (Bright Futures Technologies, LLC) between Umpqua Bank and Bright Futures Technologies, LLC, dated July 13, 2009
10.9	Commercial Security Agreement (Premier Power, Sociedad Limitada) between Umpqua Bank and Premier Power, Sociedad Limitada, dated July 13, 2009
10.10	Rider to Security Agreement Executed by Non-Borrower Grantor (Premier Power, Sociedad Limitada) between Umpqua Bank and Premier Power, Sociedad Limitada, dated July 13, 2009
10.11	Agreement to Provide Insurance between Umpqua Bank and Premier Power Renewable Energy, Inc., dated July 13, 2009
10.12	Disbursement Request and Authorization between Umpqua Bank and Premier Power Renewable Energy, Inc., dated July 13, 2009
10.13	Landlord’s Release and Waiver among Umpqua Bank, Premier Power Renewable Energy, Inc. and Wagner Family ILP, dated July 13, 2009
10.14	Landlord’s Release and Waiver among Umpqua Bank, Premier Power Renewable Energy, Inc., and MKJ - McCalla Investments, LLC dated July 13, 2009
10.15	Landlord’s Release and Waiver among Umpqua Bank, Premier Power Renewable Energy, Inc. and 33 Partners, Inc., dated July 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: July 13, 2009	By:	/s/ Dean Marks
Dean Marks Chief Executive Officer and President